Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Taxes

Note 12 — Taxes

(a)	Income tax

Cayman Islands

Powerbridge was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

Powerbridge HK is established in Hong Kong. Under the Hong Kong tax laws, Powerbridge HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Powerbridge Zhuhai is governed by the Enterprise Income Tax (“EIT”) laws of PRC. Under EIT laws of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Powerbridge Zhuhai, the Company’s operating subsidiary in PRC, has been approved as HNTEs in 2014 and successfully renewed it in 2020, which reduced its statutory income tax rate to 15%. The rest of the Company’s subsidiaries in PRC are subject to income tax rate of 25%.

The impact of the preferred tax treatment noted above decreased income taxes by $662,675, $89,850 and $25,735 for the fiscal years 2022, 2021 and 2020, respectively. The benefit of the preferred tax treatment on net income per share (basic and diluted) was nil, nil and $nil for the years ended December 31, 2022, 2021 and 2020, respectively.

Significant components of the provision for income taxes are as follows:

	For the years ended December 31,
	2022	2021	2020

Current	$(563,650)	$135	$109
Deferred	(435,741)	(174,076)	(80,641)
Total income tax benefit	$(999,391)	$(173,941)	$(80,532)

The following table reconciles China statutory rates to the Company’s effective tax rate:

	For the years ended December 31,
	2022	2021	2020

PRC statutory rates	25.0	25.0%	25.0%
Preferential tax rates	(2.9)	(25.8)%	(25.0)%
R&D credits	1.5	3.0%	1.7%
Change in valuation allowance and others	(19.2)	(0.4)%	(1.3)%
Effective tax rate	4.4	1.8%	0.4%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the deferred tax assets are as follows:

	As of December 31,
	2022	2021

Deferred tax assets:
Provision for doubtful accounts	$1,260,557	$455,343
Depreciation and amortization	162,980	145,928
Net operating loss carryforward	1,388,155	738,187
Valuation allowance	(1,831,039)	(738,187)
Total deferred tax assets	$980,653	$601,271

As of December 31, 2022, the Company has approximately $8.6 million net operating loss (“NOL”) carryforwards with expirations by 2027. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the group’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management provided $1,831,039 and $738,187 valuation allowance against the deferred tax assets that the Company does not expect to realize at December 31, 2022 and 2021, respectively.

(b)	Value added tax

Enterprises who sell goods in the PRC are subject to a value added tax in accordance with PRC laws. VAT standard rates are 6% to 13% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on sales of the finished products and services. Powerbridge Zhuhai obtained a VAT preferential status for its technology development business, accordingly, the certain Company’s technology development business is exempted from VAT.

(c)	Tax payable

Taxes payable consists of the following:

	As of December 31,
	2022	2021

Income taxes payable	$-	$594,026
VAT and other tax payable	110,843	136,898
Totals	$110,843	$730,924

Uncertain tax positions

The Company may be subject to challenges from various PRC taxing authorities regarding the amounts of taxes due, although the Company’s management believes the Company has paid or accrued for all taxes owed by the Company. As of December 31, 2022 and 2021, the Company had accrued (before adjustment) total income tax liabilities of $550,602 and $594,026, respectively. According to PRC taxation regulation and administrative practice and procedures, the statute of limitation on tax authority’s audit or examination of previously filed tax returns expires three years from the date they were filed. The Company also obtained a written statement from the local tax authority that no additional taxes are due as of December 31, 2022. Based on these facts, the Company reversed the accrued tax liabilities in the total amount of $550,602 (or RMB3,798,484) relating to the tax liabilities accrued for the period from fiscal 2016 to fiscal 2018, resulting in the decrease of accrued income tax liabilities from $550,602 to $nil as of December 31, 2022.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2022 and 2021, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2022,2021 and 2020. The Company also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2022.